Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated September 29, 2017 to the

Statutory Prospectus for Class A, Class C, Class T, Institutional Class and Class P Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2017 (as revised April 10, 2017)

Disclosure Relating to AllianzGI Global Fundamental Strategy Fund

Effective October 1, 2017, within the Fund Summary relating to the AllianzGI Global Fundamental Strategy Fund (the “Fund”), the subsection entitled “Management of the Fund—Portfolio Managers” is hereby restated in its entirety as follows:

Neil Dwane, lead portfolio manager, managing director and Global Strategist, has managed the Fund since 2016.

Eric Boess, CFA, portfolio manager, managing director and Global Head of Trading, has managed the Fund since its inception in 2013.

Georgios Costa Georgiou, portfolio manager and Head of Investment Structuring, has managed the Fund since 2017.

Karl Happe, portfolio manager and CIO Insurance Related Strategies, has managed the Fund since its inception in 2013.

Steven J. Berexa, CFA, senior portfolio manager, managing director, Global CIO Equity, and Global Head of Research, has managed the Fund since its inception in 2013.

The information relating to the Fund contained in the table in the subsection “Management of the Funds—AllianzGI U.S.” in the Prospectus is hereby deleted and replaced with the following:

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Global Fundamental Strategy Fund	Neil Dwane	2016	Mr. Dwane is a portfolio manager, a managing director and the Global Strategist with Allianz Global Investors, which he joined in 2001. He coordinates and chairs the Global Policy Committee, which formulates the firm’s house view, leads the firm’s bi-annual Investment Forums and communicates the firm’s investment outlook. Mr. Dwane is a member of AllianzGI’s Equity Investment Management Group. He has a B.A. from Durham University and is a member of the Institute of Chartered Accountants.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
	Eric Boess, CFA	2013 (Inception)	Mr. Boess, CFA, is a managing director and Global Head of Trading with Allianz Global Investors, which he joined in 1994. He is responsible for the trading implementation of investment strategies across all asset classes. Mr. Boess was previously Global Head of Derivatives, leading the European Equity Derivatives team. He also traded fixed-income, equity and commodity derivatives. Mr. Boess has 22 years of investment-industry experience and previously worked at Dresdner Bank.

	Georgios Costa Georgiou	2017	Mr. Georgiou is a portfolio manager and Head of Investment Structuring with Allianz Global Investors, which he joined in 2014. As Head of Investment Structuring, he leads a global cross-asset team of investment analysts specializing in portfolio construction and optimization. Mr. Georgiou has nine years of investment-industry experience. He was previously head of investment risk at Invesco, and a director in global markets sales and trading at Bank of America Merrill Lynch, focused on alternative investment strategies. Before that, Mr. Georgiou worked in private, corporate and investment banking at Deutsche Bank and UBS. He was also an economist at the European Central Bank and a financial markets regulator in the UK earlier in his career. Mr. Georgiou has a B.S.F.S. from Georgetown University and an M.Phil. from the University of Oxford.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
	Karl Happe	2013 (Inception)	Mr. Happe is a portfolio manager with Allianz Global Investors, which he joined in 2013. As CIO Insurance Related Strategies, he leads a team that manages equity and fixed-income portfolios. Mr. Happe was previously the head of the global fixed-income strategy team and has 24 years of investment experience. Before joining the firm, Mr. Happe worked at McKinsey & Co., at FleetBoston Financial and at Morgan Stanley. He has a B.S.E in civil engineering and operations research, summa cum laude, from Princeton University and an M.B.A. with distinction from INSEAD.

	Steven J. Berexa, CFA	2013 (Inception)	Mr. Berexa, CFA, is a senior portfolio manager, a managing director and Global CIO Equity with Allianz Global Investors, which he joined in 1997. He is also Global Head of Research; portfolio manager of the Disciplined Equity strategy and Global Fundamental strategy; and manager of the Global Insights/Intellectual Capital strategy. Mr. Berexa has 29 years of investment-industry experience. He has a B.S.E.E. and an M.B.A. from Duke University.

Please retain this Supplement for future reference.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated September 29, 2017 to the

Statement of Additional Information

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2017 (as revised May 3, 2017)

Disclosure Relating to AllianzGI Global Fundamental Strategy Fund (the “Fund”)

Effective October 1, 2017, the subsection captioned “AllianzGI U.S.” in the section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is hereby revised to remove all references to Armin Kayser as a portfolio manager of the Fund. The same subsection is hereby further revised to indicate that Georgios Costa Georgiou has been added as a portfolio manager of the Fund.

Information regarding other accounts managed by Mr. Georgiou, as well as his ownership of securities of the Fund, each as of September 15, 2017, is provided below.

Other Accounts Managed

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Georgios Costa Georgiou	0	0	0	0	0	0

Accounts and Assets for which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Georgios Costa Georgiou	0	0	0	0	0	0

Securities Ownership

AllianzGI Global Fundamental Strategy	Dollar Range of Equity Securities
Georgios Costa Georgiou	None

Please retain this Supplement for future reference.